UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2011
DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
2011-1B EETC
     On August 17, 2011, Delta Air Lines, Inc. (the “Company” or “Delta”) completed an offering of an aggregate principal amount of $102,000,000 of Pass Through Certificates, Series 2011-1B (the “Class B Certificates”) through a newly formed pass through trust.
     The Class B Certificates were offered pursuant to the Prospectus Supplement, dated August 12, 2011, to the Prospectus, dated June 28, 2010, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-167811) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 28, 2010. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, some of which are described below and all of which are hereby incorporated by reference in the Registration Statement. The descriptions of the agreements described below are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith or incorporated herein as exhibits.
Underwriting Agreement
     On August 12, 2011, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets, Inc. (the “Underwriter”), in connection with the issuance and sale of the Class B Certificates.
     The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriter against damages under certain circumstances, which are customary for a transaction of this type.
     Delivery of the Class B Certificates was made under the Underwriting Agreement on August 17, 2011 with an interest rate of 7.125% per annum. The Class B Certificates were issued by a pass through trust. The Underwriter purchased the Class B Certificates from such pass through trust at 100% of the principal amount thereof.
     As described below, the pass through trust will use the proceeds from the sale of Class B Certificates to acquire the applicable Series B Equipment Notes from the Company. Payments on the Series B Equipment Notes will be passed through to the certificateholders of the trust. The Company expects to use the proceeds from the issuance of the Series B Equipment Notes to reimburse itself, in part, for the repayment at maturity of an enhanced equipment trust certificate transaction entered into by Delta in September 2001. The Company will use any such proceeds not used in connection with the foregoing to pay fees and expenses relating to the offering and for general corporate purposes.
Issuance of Equipment Notes
     On August 17, 2011, Delta, U.S. Bank Trust National Association, as Subordination Agent and as Pass Through Trustee under the pass through trust formed by the Company on April 5, 2011 with respect to the issuance of class A certificates (the “Class A Certificates”) and as Pass Through Trustee under the pass through trust formed by the Company on August 17, 2011 (the “Class B Trustee”) with respect to the issuance of Class B Certificates, U.S. Bank National Association, as Escrow Agent under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreement and certain other parties entered into an amended and restated note purchase agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the future issuance by the Company of series B equipment notes (the “Series B Equipment Notes”) in the aggregate principal amount of $102,000,000 secured by (a) ten Boeing 737-832 aircraft delivered new to Delta from 2000 to 2001, (b) twelve Boeing 757-232 aircraft delivered new to Delta from 1995 to 2001 and (c) four Boeing 767-332ER aircraft delivered new to Delta in 1998 (collectively, the “Aircraft”). The Aircraft will also secure the series A equipment notes to be issued by the Company as provided in the Note Purchase Agreement.

     Pursuant to the Note Purchase Agreement, the Class B Trustee will purchase the Series B Equipment Notes by October 14, 2011. The Series B Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft to be entered into by the Company and U.S. Bank Trust National Association, as Loan Trustee.
     Each Indenture contemplates the issuance by the Company of Series B Equipment Notes, bearing interest at the rate of 7.125% per annum in the aggregate principal amount equal to $102,000,000. The Series B Equipment Notes will be purchased by the Class B Trustee, using the proceeds from the sale of the Class B Certificates. The Class B Certificates rank generally junior to the Class A Certificates.
     Pending the purchase of the Series B Equipment Notes, the proceeds from the sale of the Class B Certificates were placed in escrow by the Class B Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of August 17, 2011 (the “Escrow Agreement”), among U.S. Bank National Association, as Escrow Agent and Paying Agent, Citigroup Global Markets Inc., and the Class B Trustee. The escrowed funds were deposited with the Bank of New York Mellon, under a Deposit Agreement.
     The interest on the escrowed funds is payable on October 15, 2011 and interest on the Series B Equipment Notes is payable semiannually on each April 15 and October 15 following the issuance thereof, beginning on October 15, 2011. The entire principal on the Series B Equipment Notes is scheduled for payment on October 15, 2014. Maturity of the Series B Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series B Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement and the Indentures.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 12, 2011, between Delta Air Lines, Inc. and the Underwriter

4.2	Trust Supplement No. 2011-1B, dated as of August 17, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2011-1B (included in Exhibit A to Exhibit 4.2)

4.4	Amendment No. 1 to Intercreditor Agreement (2011-1), dated as of August 17, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A and Delta Air Lines Pass Through Trust 2011-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5	Revolving Credit Agreement (2011-1B), dated as of August 17, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2011-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.6	Deposit Agreement (Class B), dated as of August 17, 2011, into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7	Escrow and Paying Agent Agreement (Class B), dated as of August 17, 2011, among U.S. Bank National Association, as Escrow Agent, Citigroup Global Markets Inc., as Underwriter, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2011-1B, and U.S. Bank Trust National Association, as Paying Agent

4.8	Amended and Restated Note Purchase Agreement, dated as of August 17, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2011-1 Equipment Notes (included in Exhibit 4.10)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Hank Halter

Hank Halter
Date: August 17, 2011		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of August 12, 2011, between Delta Air Lines, Inc. and the Underwriter

4.2	Trust Supplement No. 2011-1B, dated as of August 17, 2011, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2011-1B (included in Exhibit A to Exhibit 4.2)

4.4	Amendment No. 1 to Intercreditor Agreement (2011-1), dated as of August 17, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A and Delta Air Lines Pass Through Trust 2011-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5	Revolving Credit Agreement (2011-1B), dated as of August 17, 2011, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2011-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.6	Deposit Agreement (Class B), dated as of August 17, 2011, into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7	Escrow and Paying Agent Agreement (Class B), dated as of August 17, 2011, among U.S. Bank National Association, as Escrow Agent, Citigroup Global Markets Inc., as Underwriter, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2011-1B, and U.S. Bank Trust National Association, as Paying Agent

4.8	Amended and Restated Note Purchase Agreement, dated as of August 17, 2011, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2011-1 Equipment Notes (included in Exhibit 4.10)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)